Earnings Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Earnings Per Share

Note 8 — Earnings Per Share

Basic earnings per share is computed by dividing earnings available to common shareholders by the weighted-average number of Class A ordinary shares outstanding during the period. The Company does not have any potentially dilutive securities. Accordingly, basic and diluted earnings per share are the same for all periods presented.

The following table sets forth the computation of basic earnings per share for the periods presented:

	For the year ended December 31,
	2025	2024	2023
Numerator:
Net income	$6,403,463	$2,372,842	$2,253,709
Denominator:
Weighted average outstanding ordinary Class A shares – Basic and diluted	43,672,022	42,291,200	21,435,315
Earnings per share: Basic and diluted	$0.147	$0.056	$0.105